Exhibit 10.4
Execution Version
00001
FIRST AMENDMENT
TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of June 5, 2019 and is entered into by and among MASTERCARD INCORPORATED, a Delaware corporation (the “Company”), and the Lenders (as defined below) signatory hereto. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.
RECITALS
WHEREAS, the Company has entered into that Second Amended and Restated Credit Agreement, dated as of November 15, 2018, among the Company, the Subsidiary Borrowers from time to time parties thereto, the several banks and other financial institutions from time to time parties thereto (collectively, the “Lenders”), Citibank, N.A. (“Citibank”), as managing administrative agent for the Lenders thereunder (the “Managing Administrative Agent”), and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders thereunder (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”);
WHEREAS, the Company and the Lenders signatory hereto constituting the Required Lenders have agreed to amend certain provisions of the Credit Agreement;
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.	AMENDMENTS TO CREDIT AGREEMENT

Section 6.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“6.1    Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio to be greater than 3.75 to 1.00 on the last day of any fiscal quarter of the Company; provided that if the Company consummates one or more acquisitions permitted hereunder for which the aggregate consideration paid in the preceding four fiscal quarters exceeds $300,000,000 and if the Company elects for such leverage ratio step-up to apply in the manner provided below, a Consolidated Leverage Ratio of 4.25:1.00 (the “Leverage Ratio Step-Up”) shall apply and continue for the fiscal quarter in which the Leverage Ratio Step-Up occurs and the two immediately succeeding fiscal quarters (the “Step-Up Period”). Following any Step-Up Period, there shall be at least two fiscal quarters during which the Leverage Ratio Step-Up shall not apply. In order to elect for the Leverage Ratio Step-Up to apply, the Company shall deliver to the Managing Administrative Agent a notice specifying such election and the fiscal quarters in respect of which it shall apply, which notice shall be delivered no later than the delivery date of the financial statements referred to in subsection 5.1(a) or (b), as applicable, for the first of the three fiscal quarters in which the Leverage Ratio Step-Up shall apply and such election shall be irrevocable.”

SECTION II.	EFFECTIVENESS

This Amendment shall become effective as of the date hereof only upon the receipt by the Managing Administrative Agent (or its counsel) of a counterpart signature page of this Amendment duly executed by the Company and the Required Lenders (the date of such receipt being referred to herein as the “First Amendment Effective Date”).

SECTION III.	REPRESENTATIONS AND WARRANTIES

In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Company represents and warrants to each Lender that the following statements are true and correct in all material respects:
a.Corporate Power and Authority. The Company has the corporate power and authority, and the legal right, to make, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment.

b.No Legal Bar. The execution, delivery and performance of this Amendment by the Company will not violate any Requirement of Law or Contractual Obligation of the Company and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any such Requirement of Law or Contractual Obligation, except to the extent that such violation, creation or imposition of Liens could not reasonably be expected to have a Material Adverse Effect.

c.Governmental Consent. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment, except for consents, authorizations, notices or filings that if not obtained or made, could not reasonably be expected to have a Material Adverse Effect.

d.Binding Obligation. This Amendment has been duly executed and delivered on behalf of the Company. This Amendment constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

e.Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Section 3 of the Credit Agreement (after giving effect to this Amendment) are and will be true and correct in all material respects (except that such representations and warranties that are qualified as to materiality are true and correct in all respects) on and as of the First Amendment Effective Date as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were so true and correct as of such earlier date.

f.Absence of Default. No Default or Event of Default has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment.

SECTION IV.	MISCELLANEOUS

a.Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
(ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(iii) This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and shall be administered and construed pursuant to the terms of the Credit Agreement.
(iv) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

b.Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

c.Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

d.Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Company and the Managing Administrative Agent.

[Remainder of this page intentionally left blank.]Mastercard - First Amendment to Second Amended & Restated Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

MASTERCARD INCORPORATED

By:	/s/ Alfred Kibe
Name: Alfred Kibe
Title: Corporate Treasurer

Mastercard - First Amendment to Second Amended & Restated Credit Agreement

CITIBANK, N.A.
as Managing Administrative Agent and as Lender

By:	/s/ Maureen Maroney
Name: Maureen P. Maroney
Title: Vice President

Mastercard - First Amendment to Second Amended & Restated Credit Agreement

Bank of China, New York Branch

By:	/s/ Raymond Qiao
Name: Raymond Qiao
Title: Executive Vice President

Mastercard - First Amendment to Second Amended & Restated Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH,
as Lender

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By:	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

Mastercard - First Amendment to Second Amended & Restated Credit Agreement

JPMorgan Chase Bank, N.A.

By:	/s/ Sarah Tarantino
Name: Sarah Tarantino
Title: Vice President
J.P Morgan

Mastercard - First Amendment to Second Amended & Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Matt S. Scullin
Name: Matt S. Scullin
Title: Senior Vice President

Mastercard - First Amendment to Second Amended & Restated Credit Agreement

BANK OF AMERICA, N.A.

By:	/s/ Stefanie Brown
Name: Stefanie Brown
Title: Vice President

Mastercard - First Amendment to Second Amended & Restated Credit Agreement

BARCLAYS BANK PLC

By:	/s/ Alex Vrizas
Name: ALEX VRIZAS
Title: DEBT FINANCE EXECUTION
Executed in London

Mastercard - First Amendment to Second Amended & Restated Credit Agreement

GOLDMAN SACHS BANK USA

By:	/s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

Mastercard - First Amendment to Second Amended & Restated Credit Agreement

HSBC Bank USA, N.A.

By:	/s/ James Stovell
Name: James Stovell
Title: Director

Mastercard - First Amendment to Second Amended & Restated Credit Agreement

Industrial and Commercial Bank of China Limited, New York Branch

By:	/s/ Letian Yan
Name: Letian Yan
Title: Relationship Manager

By:	/s/ Jeffrey Roth
Name: Jeffrey Roth
Title: Executive Director

Mastercard - First Amendment to Second Amended & Restated Credit Agreement

LLOYDS BANK CORPORATE MARKETS PLC

By:	/s/ Kamala Basdeo
Name: Kamala Basdeo
Title: Assistant Manager
Transaction Execution
Category A
B002

By:	/s/ Tina Wong
Name: Tina Wong
Title: Assistant Manager
Transaction Execution
Category A
W011

Mastercard - First Amendment to Second Amended & Restated Credit Agreement

MIZUHO BANK, LTD.

By:	/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

Mastercard - First Amendment to Second Amended & Restated Credit Agreement

MUFG Bank, Ltd.

By:	/s/ Jeanne Horn
Name: Jeanne Horn
Title: Managing Director

Mastercard - First Amendment to Second Amended & Restated Credit Agreement

NATWEST MARKETS PLC

By:	/s/ Sinead Collister
Name: Sinead Collister
Title: Director

Mastercard - First Amendment to Second Amended & Restated Credit Agreement

SANTANDER BANK, N.A.

By:	/s/ Xavier Ruiz Sena
Name: Xavier Ruiz Sena
Title: Managing Director

Mastercard - First Amendment to Second Amended & Restated Credit Agreement

SOCIETE GENERALE as Lender

By:	/s/ John Hogan
Name: John Hogan
Title: Director

Mastercard - First Amendment to Second Amended & Restated Credit Agreement

BANK OF MONTREAL

By:	/s/ Chris Clark
Name: Chris Clark
Title: Director

Mastercard - First Amendment to Second Amended & Restated Credit Agreement

COMMONWEALTH BANK OF AUSTRALIA

By:	/s/ Emma Lazenby
Name: Emma Lazenby
Title: Associate Director

Mastercard - First Amendment to Second Amended & Restated Credit Agreement

COMMERZBANK AG, NEW YORK BRANCH

By:	/s/ Barry Feigenbaum
Name: Barry Feigenbaum
Title: Managing Director

By:	/s/ Patrizia Lloyd
Name: Patrizia Lloyd
Title: Director

Mastercard - First Amendment to Second Amended & Restated Credit Agreement

MORGAN STANLEY BANK, N.A.

By:	/s/ Emanuel Ma
Name: Emanuel Ma
Title: Authorized Signatory

Mastercard - First Amendment to Second Amended & Restated Credit Agreement

PNC Bank N.A.

By:	/s/ Eleanor Orlando
Name: Eleanor Orlando
Title: Vice President

Mastercard - First Amendment to Second Amended & Restated Credit Agreement

Standard Chartered Bank

By:	/s/ Daniel Mattern
Name: Daniel Mattern
Title: Associate Director
Standard Chartered Bank

Mastercard - First Amendment to Second Amended & Restated Credit Agreement

WELLS FARGO BANK, N.A.,

By:	/s/ Tracy Moosbrugger
Name: Tracy Moosbrugger
Title: Managing Director

Mastercard - First Amendment to Second Amended & Restated Credit Agreement

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